Exhibit 10.10
AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED MASTER
REPURCHASE AGREEMENT
     AMENDMENT NO. 1 (this “Amendment”), dated as of August 10, 2006, by and among IXIS Real Estate Capital Inc., a New York corporation, having an address at 9 West 57th Street, 36th Floor, New York, New York 10019 (the “Buyer”), New Century Mortgage Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NCMC”), NC Asset Holding, L.P., a Delaware limited partnership (as successor to NC Residual II Corporation), having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NCAH”), NC Capital Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NCCC”), New Century Credit Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“New Century”) and Home123 corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“Home123”, and together with NCMC, NCCC, NCAH and New Century, the “Seller”) to the Fourth Amended and Restated Master Repurchase Agreement, dated as of October 11, 2005, by and between the Seller and the Buyer (the “Existing Repurchase Agreement” and as amended by this Amendment No. 1, as may be amended from time to time, the “Repurchase Agreement”). Unless otherwise defined herein, terms defined in the Repurchase Agreement are used herein as therein defined.
RECITALS
     WHEREAS, the Seller and the Buyer are parties to the Existing Repurchase Agreement and the Seller has requested the Buyer to agree to amend certain provisions of the Existing Repurchase Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:
     Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined.
     Section 2. Amendments.
     (a) The definition of “50/30 Mortgage Loan” is hereby added after the definition of “40/30 Mortgage Loan”:
     ““50/30 Mortgage Loan” shall mean a Mortgage Loan with a balloon payment feature that requires principal and interest payments sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 50 years from commencement of amortization. The Buyer reserves the right to impose a sub-limit with respect to 50/30 Mortgage Loans hereunder upon five (5) Business Days written notice from the Buyer to the Seller; provided any 50/30 Mortgage Loans previously purchased hereunder at the time of the creation of any 50/30 Mortgage Loan sub-limit shall not be subject to such sub-limit but any additional 50/30 Mortgage Loans to be purchased thereafter in excess of any such sub-limit shall be deemed to have an Asset Value of zero until such time that there is no longer a violation of such sub-limit hereunder.”
     (b) The definition of “Class” is hereby deleted in its entirety and replaced with the following language:
     ““Class” shall mean with respect to a Purchased Asset, the designation of such Purchased Asset as one or more of the following: (i) a Mortgage Loan, (ii) a Wet-Ink Mortgage Loan, (iii) a Second Lien Mortgage Loan, (iv) a Jumbo(500) Mortgage Loan, (v) a Jumbo(750) Mortgage Loan, (vi) a Super Jumbo Mortgage Loan, (vii) a C Credit Mortgage Loan, (viii) a C Minus Credit Mortgage Loan, (ix) a Non-owner Occupied Mortgage Loan, (x) a Manufactured Home Mortgage Loan, (xi) a Condominium Mortgage Loan, (xii) a PUD Mortgage Loan, (xiii) a FICO Loan, (xiv) an Interest-Only Loan, (xv) a 40/30 Mortgage Loan (xvi) a 50/30 Mortgage Loan and/or (xvi) an AVM Mortgage Loan.”
     (c) Amendment of Origination: Payment Terms. Schedule 1-8 (20) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
     “Either (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority, or (b) the following requirements have been met with respect to the Mortgage Loan: the Seller meets the requirements set forth in clause (a), and (i) such Mortgage Loan was underwritten in accordance with standards established by the Seller, using application forms and related credit documents approved by the Seller, (ii) the Seller approved each application and the related credit documents before a commitment by the correspondent was issued, and no such commitment was issued until the Seller agreed to fund such Mortgage Loan, (iii) the closing documents for such Mortgage Loan were prepared on forms approved by the Seller, and (iv) such Mortgage Loan was actually funded by the Seller and was purchased by the Seller at closing or soon thereafter. No Mortgage Loan contains terms or provisions which would result in negative amortization. Unless such Mortgage Loan is an Interest-Only Loan, principal payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest 0.125%), subject to the Mortgage Interest Rate Cap. Unless such Mortgage Loan is an Interest-Only Loan, for which monthly payments include interest only and not principal until maturity, the Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan, unless such Mortgage Loan is an Interest-Only Loan, fully by the stated maturity date, over an original term of not more than 30 years (other than with respect to 40/30 Mortgage Loans or 50/30 Mortgage Loans) from commencement of amortization. The due date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note;”
     Section 3. Effectiveness of the Amendment. The Amendment shall become effective upon receipt by the Buyer of evidence satisfactory to the Buyer that this Amendment has been executed and delivered by the Seller.
     Section 4. Ratification of Agreement. As amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed and the Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.
     Section 5. Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Repurchase Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.
     Section 6. No Other Amendments. Except as expressly amended hereby, the Repurchase Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.
     Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
     Section 8. Expenses. The Seller agrees to pay and reimburse the Buyer for all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.
     Section 9. GOVERNING LAW.
     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

IXIS REAL ESTATE CAPITAL INC.
By:	/s/ Anthony Malanga
	Name:	Anthony Malanga
	Title:	Managing Director

By:	/s/ Kathy Lynch
	Name:	Kathy Lynch
	Title:	Director

NEW CENTURY MORTGAGE CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President

NC CAPITAL CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	President

NC ASSET HOLDING, L.P.
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President

NEW CENTURY CREDIT CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	President

HOME123 CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President